UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

ASSET ENTITIES INC.
(Exact name of Company as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Ct, 7th Floor, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(214) 459-3117
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	ASST	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2024, Asset Entities Inc., a Nevada corporation (the “Company”), entered into a Sales Agreement, dated as of September 27, 2024 (the “Sales Agreement”), between the Company and A.G.P./Alliance Global Partners (the “Sales Agent”). Pursuant to the prospectus supplement and accompanying base prospectus relating to the offering of the Shares (as defined below), and under terms of the Sales Agreement and the prospectus supplement and the accompanying base prospectus, filed on September 27, 2024, the Company may, from time to time, in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), issue and sell through or to the Sales Agent, up to a maximum aggregate amount of $1,791,704 of shares of the Company’s Class B Common Stock, $0.0001 par value per share (the “Shares”). The issuance and sale of the Shares to or through the Sales Agent from time to time will be effected pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-278707), which was declared effective by the Securities and Exchange Commission on April 26, 2024 (the “Registration Statement”), and the related prospectus supplement and accompanying base prospectus relating to the offering of the Shares.

Pursuant to the Sales Agreement, the Company may issue and sell the Shares from time to time through or to the Sales Agent, acting as sales agent or principal, subject to the terms and conditions of the Sales Agreement. The Company may instruct the Sales Agent to make such sales, and the Sales Agent, as agent, will use its commercially reasonable efforts to sell the Shares within the parameters set forth in the Company’s notice to sell, and subject to the satisfaction of the Company’s obligations as set forth in the Sales Agreement. The Company will designate the parameters within which the Shares must be sold, including at a minimum the number to be sold, the time period during which sales are requested to be made, any limitation on the number of the Shares that may be sold in any one trading day, and any minimum price below which sales may not be made. The Company has no obligation to sell, and the Sales Agent is not obligated to buy or sell, any of the Shares under the Sales Agreement and may at any time suspend offers under the Sales Agreement or terminate the Sales Agreement as provided for in the Sales Agreement. The offering of the Shares pursuant to the prospectus supplement and the accompanying base prospectus will terminate upon the earlier of (i) the sale of the Shares pursuant to such prospectus supplement and accompanying base prospectus having an aggregate sales price of $1,791,704, and (ii) the termination by the Company or the Sales Agent of the Sales Agreement pursuant to its terms.

The Sales Agent may sell Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act.

Unless otherwise agreed between the Company and the Sales Agent, settlement for sales of the Shares will occur on the first trading day following the date on which any sales are made. Sales of the Shares will be settled through the facilities of The Depository Trust Company or by such other means as the Company and the Sales Agent may agree. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

The Company will pay the Sales Agent a cash commission of 3.0% of the gross sales price of the Shares sold by the Sales Agent pursuant to the Sales Agreement. Pursuant to the terms of the Sales Agreement, the Company also agreed to reimburse the Sales Agent for reasonable fees and expenses, not to exceed $60,000 (including but not limited to the reasonable and documented fees and disbursements of its legal counsel), and additional amounts for annual maintenance of the Sales Agreement (including but not limited to the reasonable and documented fees and disbursements of its legal counsel) on a quarterly basis, not to exceed $5,000 per quarter.

Each of the Company and the Sales Agent has the right, by giving written notice as specified in the Sales Agreement, to terminate the Sales Agreement in its sole discretion at any time upon five (5) days’ prior written notice. The Sales Agent also has the right to terminate the Sales Agreement at any time in certain circumstances, including in the event of the occurrence of a material adverse change with respect to the Company, the failure of the Company to perform its obligations under the Sales Agreement, any failure to fulfill any condition to the obligations of the Sales Agent under the Sales Agreement, or any suspension or limitation of trading of the Shares.

The Sales Agreement contains certain covenants, representations and warranties customary for an agreement of this type. The Company agreed to provide indemnification and contribution to the Sales Agent against certain liabilities, including liabilities under the Securities Act.

A copy of the Sales Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description above is qualified in its entirety by reference to the full text of such exhibit. A copy of the opinion of Fennemore Craig, P.C. relating to the validity of the Shares that may be sold pursuant to the Sales Agreement is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, and the Shares cannot be sold in any state or jurisdiction in which the offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, consisting of a prospectus supplement and the accompanying base prospectus, forming a part of the effective registration statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Fennemore Craig, P.C.
10.1	Sales Agreement, dated as of September 27, 2024, between Asset Entities Inc. and A.G.P./Alliance Global Partners
23.1	Consent of Fennemore Craig, P.C. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2024	ASSET ENTITIES INC.

/s/ Arshia Sarkhani
	Name:	Arshia Sarkhani
	Title:	Chief Executive Officer and President

3